ADELANTE U.S. REAL ESTATE SECURITIES FUND
                                   A SERIES OF
                                 ADELANTE FUNDS
                        803 WEST MICHIGAN STREET, SUITE A
                            MILWAUKEE, WI 53233-2301

                             --------------------


                            NOTICE OF SPECIAL MEETING
                                 OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 11, 2005

                             --------------------


                      THIS PROXY IS SOLICITED ON BEHALF OF
                   THE BOARD OF TRUSTEES OF ADELANTE FUNDS


The undersigned shareholder(s) of Adelante U.S. Real Estate Securities Fund (the "Fund") appoint(s) Mark A. Hoopes and Mark J. Nuti, or either of them, true and lawful proxies, with power of substitution, to vote all shares which the undersigned is entitled to vote at the Special Meeting of shareholders (the "Special Meeting") to be held at 1995 University Ave., Suite 225, Berkeley, California, 94704 on January 11, 2005 at 9:00 a.m., local time, and at any and all adjournments or postponements thereof. Receipt of the Notice of the Special Meeting and the Proxy Statement with respect thereto is hereby acknowledged.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. YOU MUST MARK THE BOX "ABSTAIN" IF YOU WISH TO ABSTAIN. IF NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THIS MATTER. BY EXECUTING THIS PROXY YOU ACKNOWLEDGE RECEIPT OF THE NOTICE AND PROXY STATEMENT RELATING TO THE SPECIAL MEETING.

      ------------------------------------
      Date


      ------------------------------------
      Shareholder Signature(s)


Note: Please sign exactly as your name appears hereon. If shares are held jointly, each holder should sign. Corporate proxies should be signed by an authorized officer. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.

               BE SURE TO VOTE YOUR SHARES ON THE REVERSE SIDE

Please fill in box(es) as shown using blue or black ink or number 2 pencil. Example [X]

PLEASE DO NOT USE FINE POINT PENS.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. YOU MUST MARK THE BOX "ABSTAIN" IF YOU WISH TO ABSTAIN. IF NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THIS MATTER. BY EXECUTING THIS PROXY YOU ACKNOWLEDGE RECEIPT OF THE NOTICE AND PROXY STATEMENT RELATING TO THE SPECIAL MEETING.

                                    FOR          AGAINST        ABSTAIN
       To approve a new             [ ]            [ ]            [ ]
       investment advisory
       agreement between
       Adelante Capital
       Management LLC and
       Adelante Funds with
       respect to Adelante
       U.S. Real Estate
       Securities Fund.

             PLEASE SIGN AND DATE THE REVERSE SIDE BEFORE MAILING

                  ADELANTE U.S. REAL ESTATE SECURITIES FUND
                                   A Series of
                                 ADELANTE FUNDS
                        803 West Michigan Street, Suite A
                            Milwaukee, WI 53233-2301

                             --------------------

                            NOTICE OF SPECIAL MEETING
                                 OF SHAREHOLDERS

                         To Be Held on January 11, 2005

                             --------------------

A Special Meeting of Shareholders (the "Special Meeting") of Adelante U.S. Real Estate Securities Fund (the "Fund") (formerly, Lend Lease U.S. Real Estate Securities Fund), a series of Adelante Funds (the "Trust") (formerly Lend Lease Funds), will be held at the office of Adelante Capital Management LLC (formerly Lend Lease Rosen Real Estate Securities LLC) located at 1995 University Ave., Suite 225, Berkeley, CA 94704 on January 11, 2005, at 9:00 a.m. local time for the purpose of considering a new investment advisory agreement between the Trust and Adelante Capital Management LLC with respect to the Fund.

The Board of Trustees of the Trust has fixed the close of business on November 12, 2004 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

By Order of the Board of Trustees
Michael A. Torres, President
Berkeley, CA




                             YOUR VOTE IS IMPORTANT

You can help the Fund avoid the necessity and expense of sending follow-up letters by promptly returning the enclosed proxy. If you are unable to be present in person, please mark, date, sign and return the enclosed proxy. The enclosed envelope requires no postage if mailed in the United States.

                  ADELANTE U.S. REAL ESTATE SECURITIES FUND

                                   A Series Of
                                 ADELANTE FUNDS
                        803 West Michigan Street, Suite A
                            Milwaukee, WI 53233-2301
                              --------------------

                                 PROXY STATEMENT

                              --------------------

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Adelante Funds (the "Trust") (formerly, Lend Lease Funds) to be used at a Special Meeting of Shareholders (the "Special Meeting") of Adelante U.S. Real Estate Securities Fund (the "Fund") (formerly Lend Lease U.S. Real Estate Securities Fund) to be held at the office of Adelante Capital Management LLC ("Adelante") (formerly Lend Lease Rosen Real Estate Securities
LLC) located at 1995 University Ave., Suite 225, Berkeley, California 94704 on January 11, 2005, at 9:00 a.m. local time for the purpose of approving a new investment advisory agreement between the Trust and Adelante with respect to the Fund (the "Proposal"), and at any adjournments of the Special Meeting.

QUORUM AND VOTING

Shareholders of record at the close of business on November 12, 2004 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting and all adjournments thereof. As of that date, there were a total of 2,362,528.327 shares of the Fund issued and outstanding. Each shareholder is entitled to the same number of votes as the number of full and fractional shares held by such shareholder. This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and proxy are first being mailed on or about December 8, 2004, to shareholders as of the record date.

You may vote in person at the Special Meeting or by mail using the enclosed proxy card. To vote by mail, date and sign the enclosed proxy card, and return it in the enclosed postage-paid envelope.

Any shareholder giving a proxy may revoke it at any time prior to its use. A shareholder may change a proxy by (a) written notice of revocation received by the Trust, (b) returning to the Trust a properly executed later dated proxy or
(c) attending the Special Meeting and voting in person. If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented by the proxy will be voted in accordance with the instructions on the proxy. Unless instructions to the contrary are marked on the proxy, the shares represented by the proxy will be voted FOR the Proposal. The proxy grants discretion to the persons named thereon, as proxies, to take such further action as they may determine appropriate in connection with any other matter that may properly come before the Special Meeting or any adjournments. The Board of Trustees does not currently know of any matter to be considered at the Special Meeting other than the Proposal.

Votes to ABSTAIN and broker non-votes (i.e., proxies sent in by brokers and other nominees which cannot be voted on the Proposal because the beneficial owners have not given instructions) will be counted towards establishing a quorum, but will have the effect of a vote against the Proposal. If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more matters that come before the Special Meeting if sufficient votes have been received and it is otherwise appropriate.

HOW IS THIS PROXY STATEMENT BEING SOLICITED?

The Board of Trustees expects to make this solicitation primarily by mail. In addition to the solicitation of proxies by mail, Adelante personnel and other representatives of the Fund may also solicit proxies by telephone, e-mail or in person. The Fund may also retain a proxy solicitation firm to assist in the solicitation of proxies. The costs of retaining such a firm, which the Fund does not anticipate would exceed $10,000, would depend upon the amount and type of services rendered. This cost, other solicitation costs and the expenses incurred in connection with preparing this Proxy Statement will be borne by Adelante, the Fund's investment adviser.

ADDITIONAL INFORMATION ABOUT THE FUND

The financial statements of the Fund for the fiscal year ended January 31, 2004 are included in the Trust's annual report for the year ended January 31, 2004, which has been previously sent to shareholders. The financial statements for the Fund for the six months ended July 31, 2004 are included in the Trust's semi-annual report for the six months ended July 31, 2004, which has been previously sent to shareholders. THE TRUST WILL FURNISH UPON REQUEST AND WITHOUT CHARGE TO ANY SHAREHOLDER A COPY OF SUCH REPORTS. A SHAREHOLDER MAY OBTAIN A COPY OF SUCH REPORTS BY WRITING TO ADELANTE FUNDS, 803 W. MICHIGAN ST., STE. A, MILWAUKEE, WISCONSIN, 53233 OR BY CALLING TOLL FREE (877) 563-5327.

SECURITY OWNERSHIP OF MANAGEMENT

The following table shows the beneficial ownership of the Fund shares by the Fund's Trustees and chief executive officer as of November 12, 2004. All individuals listed in the table have sole voting and investment power over the shares shown.

                                                        PERCENT OF SHARES OF
                               SHARES OF COMMON STOCK       COMMON STOCK
   NAME OF BENEFICIAL OWNER      BENEFICIALLY OWNED      BENEFICIALLY OWNED
   ------------------------                              ------------------
       William J. Klipp               901.923                  *
      Scott A. MacKillop             2,200.654                 *
         Kevin Malone                 374.383                  *
      Michael A. Torres+             5,971.910                 *
   All Trustees as a group           9,448.870                 *

--------------------------

* Less than 1%
+ Mr. Torres is both a Trustee and chief executive officer of the Trust.

The following table shows persons or entities known to the Fund to be the beneficial owners of 5% or more of the outstanding shares of a class of the
Fund:

                                             % of           Nature of
                           Number of      Outstanding       Beneficial
      Shareholder         Shares Owned      Shares          Ownership

Lend Lease
International
Property, Ltd.
1995 University Avenue                                  Sole voting power
Suite 225                                                    and sole
Berkeley, CA 94704        655,712.828       27.75%(1)    investment power


Arrow & Co.                                             Sole voting power
P.O. Box 30010 M02-1                                         and sole
Durham, NC 27702          122,015.545        5.16%       investment power



(1) It is anticipated that Lend Lease International Property, Ltd., an affiliate of LLREI, will vote its shares in favor of the proposal.

PROPOSAL TO APPROVE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND ADELANTE WITH RESPECT TO THE FUND.

Shareholders of the Fund are being asked to approve a new investment advisory agreement between the Trust and Adelante (the "Advisory Agreement"). The Advisory Agreement is attached as Appendix 1 to this Proxy Statement. Adelante serves as investment adviser to the Fund. The address of Adelante is 1995 University Ave., Suite 225, Berkeley, CA 94704.

WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT?

On August 25, 2004, Lend Lease Real Estate Investments, Inc. ("LLREI"), which has served as the investment adviser to the Fund since the Fund's inception, sold its 100% ownership interest in Lend Lease Rosen Real Estate Securities LLC ("Lend Lease Rosen"), the Fund's sub-adviser since inception, to ACM Acquisition LLC ("Holdings"), an entity wholly owned by Michael A. Torres, the CEO of Lend Lease Rosen, a Trustee of the Trust and the Fund's portfolio manager, and his wife Nancy Torres. (This sale is referred to as the "Transaction.") Holdings acquired Lend Lease Rosen for a purchase price of $25 million consisting of a combination of cash and financing provided by the seller.

Under the terms of the Fund's sub-advisory agreement with Lend Lease Rosen and the Investment Company Act of 1940, as amended, (the "1940 Act"), the Transaction effected a change of control of Lend Lease Rosen that caused an assignment of the sub-advisory agreement between LLREI and Lend Lease Rosen with respect to the Fund resulting in its automatic termination. In conjunction with the Transaction, the advisory agreement between LLREI and the Fund was terminated as well.

To avoid disruption of the Fund's investment program upon termination of the advisory and sub-advisory agreements, the Trust's Board of Trustees approved an interim advisory agreement on behalf of the Fund with Adelante (as Lend Lease Rosen was renamed following its acquisition by Holdings) under which Adelante provides the same services called for under the outgoing agreements with Lend Lease Rosen and LLREI on substantially the same terms as the outgoing agreements. Under the terms of the interim agreement and in accordance with Rule 15a-4 under the 1940 Act, Fund shareholders must approve a new advisory agreement, i.e., the Advisory Agreement, before January 22, 2005 for Adelante to serve as the Fund's investment manager beyond that date.

HOW DOES THE ADVISORY AGREEMENT DIFFER FROM THE PRIOR ADVISORY AND SUBADVISORY AGREEMENTS?

The Advisory Agreement represents a consolidation of the terms of the prior advisory agreement and the prior sub-advisory agreement, except for elimination of provisions addressing aspects of the relationship between LLREI as adviser and Lend Lease Rosen as sub-adviser. There are no changes in the scope of services being provided to the Fund. The fees payable to Adelante under the Advisory Agreement are the same as the fees payable to LLREI under the prior advisory agreement. Under the Advisory Agreement, Adelante provides the same portfolio management services as under the prior sub-advisory agreement. The portfolio management personnel who performed those services under the prior sub-advisory agreement in their various capacities with Lend Lease Rosen now perform the same services under the Advisory Agreement in corresponding capacities with Adelante. The Advisory Agreement provides for performance of the same services for the Fund as the prior advisory agreement. In addition, in connection with the Transaction, Adelante retained the personnel previously responsible for performing LLREI's duties under the prior advisory agreement.

The Advisory Agreement also includes certain provisions required by Rule 15a-4 under the 1940 Act that apply only while the Advisory Agreement is serving as the interim agreement discussed above. During this period, investment management fees due Adelante are held in an interest-bearing escrow account. If the Advisory Agreement is approved by shareholders, the escrowed funds, including interest, will be paid to Adelante. If the Advisory Agreement is not approved, Adelante will be entitled to an amount equal to the lesser of (a) its costs of performing its services during the interim period plus interest and (b) the amount in the escrow account plus interest.

WHAT MATTERS WERE CONSIDERED BY THE BOARD IN RECOMMENDING THE NEW ADVISORY AGREEMENT?

At a special meeting held on August 25, 2004, the Board of Trustees, including a majority of the Trustees that are not "interested persons" of the Trust (the "Independent Trustees"), approved the Advisory Agreement between Adelante and the Fund. The Advisory Agreement was also the subject of a special meeting of the Board held on August 18, 2004 and separate meetings of the Independent Trustees who were represented by their own counsel in connection with their deliberations. In considering the Advisory Agreement, the Trustees requested and reviewed a variety of materials relating to the Transaction, Adelante and the Fund, including financial projections for Adelante and the Fund following the Transaction, information about the anticipated impact of the Transaction on Adelante's organization and personnel and the advisory fees, total expenses and performance of the Fund relative to other similar mutual funds. The Trustees also considered information concerning Adelante and the Fund, addressing matters such as personnel, compliance, investment techniques, Fund and market performance and brokerage practices such as soft dollars and best execution, relied on in connection with the Board's March 18, 2004 approval of the Fund's former advisory arrangements with LLREI and Lend Lease Rosen (the "Former Advisory Arrangements"), as updated and supplemented in connection with the aforementioned meetings, and other materials and information provided to them in the interim with respect to the Fund and Adelante, e.g., in connection with the Board's regular quarterly meeting in June 2004.

At the August 18 and August 25, 2004 Board meetings, Mr. Torres and other representatives of Adelante outlined the Transaction and discussed how the Transaction would affect various aspects of Adelante's organization and the Fund. The Trustees received a presentation from Adelante regarding the Fund's advisory fee and total expenses and performance as compared to other similar funds, indicating that the Fund's relative position in the middle range of each of these categories was relatively unchanged since the Trustees' review and renewal of the Former Advisory Arrangements at the Board's March 18, 2004 board meeting. The Trustees noted that the Fund's performance continued to be consistent with their expectations given the Fund's size and relative risk profile. The Trustees also considered information relating to the fees paid by other clients of Adelante whose portfolios are managed in a manner similar to the Fund's and concluded that, given the services other than portfolio management provided to the Fund under the Advisory Agreement, the fee rate under the Advisory Agreement was appropriate in relation to those charged Adelante's other clients whose assets are managed using the same general investment strategy as the Fund's.

The Trustees noted that the Advisory Agreement represented a consolidation of the functions performed under the existing advisory and subadvisory agreements on essentially the same terms as those agreements, including the fee rate paid by the Fund, and that the LLREI employee responsible for the principal functions performed by LLREI under the former advisory agreement was expected to become an employee of Adelante in connection with the Transaction for the purpose of performing those and other functions under the Advisory Agreement. The Trustees also noted Adelante's plans to replace elements of its operations that were directly or indirectly provided by, or relied to some extent on, LLREI. The Trustees considered Mr. Torres' representations that he expected Adelante to retain the personnel critical to the management of the Fund's investment portfolio following the Transaction.

The Trustees also examined how the change in Adelante's financial condition following the Transaction could affect Adelante's ability to provide the services required under the Advisory Agreement. In this regard, the Trustees reviewed a variety of matters including the impact that withdrawal of LLREI's support would have on Adelante, financing for the Transaction, profitability projections for Adelante following the Transaction, projections for the Fund following the Transaction, and various potential impacts of the Transaction on other aspects of Adelante's business. After consideration of the foregoing factors, the Trustees concluded that (a) if Adelante could provide substantially the same quantity and quality of services to the Fund following the Transaction as were provided under the Fund's Former Advisory Arrangements, Adelante would be qualified to serve as the Fund's investment adviser and (b) there was a more than reasonable likelihood that Adelante will be able to provide services meeting that standard.

The Trustees considered (a) the Fund's advisory agreement expenses and total expenses relative to funds with similar investment objectives, (b) the fact that Adelante had agreed to pay Fund expenses arising out of the Transaction, such as the expenses of a shareholder meeting to approve the Advisory Agreement and (c) Adelante's agreement to maintain existing expense limitations for a period of 2 years after the Transaction. On this basis, the Trustees concluded that the expenses of the Advisory Agreement were reasonable in relation to the services provided and the advisory expenses of other similar funds. The Trustees did not consider the costs of services to be provided to the Fund under the Advisory Agreement, or profits to be realized by Adelante from its relationship with the Fund to be material to their deliberations, given the extent to which Adelante can be expected to waive its fees and reimburse Fund expenses under its contractual obligations to limit Fund expenses. Similarly, the Trustees did not consider the extent to which economies of scale would be realized as the Fund grows, and whether advisory fee levels reflect these economies of scale for the benefit of Fund investors, on the grounds that these issues were not relevant given the Fund's current asset level or the asset levels reasonably foreseeable during the period prior to the next review of the Advisory Agreement, which would be prior to the first anniversary of the Transaction. In this regard, the Trustees did, however, reiterate their intention expressed in connection with past contract renewals to monitor these issues on an ongoing basis and address them as appropriate when circumstances change.

On the basis of the foregoing, the Trustees, including a majority of the independent Trustees, concluded that approval of the Advisory Agreement would be in the interests of the Fund and its shareholders and determined to recommend that Fund shareholders approve the Advisory Agreement.

WHEN DID THE TRUSTEES APPROVE THE ADVISORY AGREEMENT?

The Advisory Agreement was approved by the Board of Trustees, including a majority of the Independent Trustees, on August 25, 2004. If approved by shareholders, by its terms, the Advisory Agreement will continue in effect until August 25, 2005 and thereafter from year to year as long as it is approved annually by the Board (at a meeting called for that purpose) or by vote of a majority of the Fund's outstanding shares. In either case, renewal of the Advisory Agreement must be approved by a majority of the Trust's Independent Trustees. The Advisory Agreement is subject to termination without penalty on 60 days' written notice by either party to the other and will terminate automatically in the event of assignment. The prior advisory agreement was approved by the initial shareholder at the time of the Fund's inception. The prior sub-advisory agreement was approved by shareholders on December 12, 2002. The prior advisory and sub-advisory agreements were last approved by the Trustees on March 18, 2004.

WHAT ARE THE FUND'S INVESTMENT ADVISORY FEES AND THE INVESTMENT SUB-ADVISORY
FEES?

The Advisory Agreement between the Trust and Adelante provides that the Fund will pay Adelante a fee equal to 0.80% of average daily net assets, which is the same fee payable by the Fund to LLREI under the prior advisory agreement. (Under the prior sub-advisory agreement, LLREI (and not the Fund) paid Lend Lease Rosen a sub-advisory fee equal to 0.40% of the Fund's average daily net assets). As noted above, any fees payable under the Advisory Agreement for the period prior to shareholder approval of the Advisory Agreement will be held in escrow pending approval of the Advisory Agreement. During the fiscal year ended January 31, 2004, the fee payable to LLREI under the prior advisory agreement and to Lend Lease Rosen under the prior sub-advisory agreement were $287,392 and $143,696, respectively. In accordance with the terms of a contractual arrangement to limit the Fund's expenses, LLREI and Lend Lease Rosen each waived their respective fees during fiscal year 2004. Adelante has contractually agreed to limit total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Fund's business, and expenses of any counsel or other persons or services retained by the Independent Trustees) of Class A, Class K and Class Y shares of the Fund to 1.50%, 1.25%, and 0.97%, respectively, through August 25, 2006, subject to renewal for one year periods thereafter provided certain conditions are met and, subject to later reimbursement by Adelante in certain circumstances. Adelante has also contractually agreed to limit annual total operating expenses of each of the Fund's Class K and Class Y shares (excluding interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Fund's business, and expenses of any counsel or other persons or services retained by the Independent Trustees) to

2.25% through January 31, 2011. Each of the foregoing contractual expense limitations represents a continuation of contractual expense limitations maintained by LLREI and Lend Lease Rosen prior to the Transaction.

WHAT SERVICES DID LLREI AND LEND LEASE ROSEN PROVIDE UNDER THE PRIOR AGREEMENTS AND WHAT SERVICES WILL ADELANTE PROVIDE UNDER THE ADVISORY AGREEMENT?

Under the prior advisory agreement, LLREI was responsible for overall administration of the Fund's affairs including matters such as regulatory compliance and the Fund's relationships with other service providers. Under the prior subadvisory agreement, Lend Lease Rosen provided an investment program for the Fund, made investment decisions for the Fund and placed all orders for the purchase and sale of portfolio securities and all other instruments. Under the Advisory Agreement, which consolidates the terms of the prior agreements, Adelante will provide both the services rendered by LLREI under the prior advisory agreement, and the services rendered by Lend Lease Rosen under the prior sub-advisory agreement.

OTHER FUNDS ADVISED BY ADELANTE

Shown below is information regarding registered investment companies with investment objectives similar to the Fund's for which Adelante provides investment advisory services (in each case pursuant to a sub-advisory agreement).

 ------------------------------------------------------------------------------
 Fund                  Average Net Assets under    Ratio of Net Advisory Fees
                       management for the Fund's  Paid to Lend Lease Rosen to
                           fiscal year ended        Average Net Assets under
                          September 30, 2004             management (a)
 ------------------------------------------------------------------------------
 AssetMark Real               $64,480,018                    0.40%
 Estate Securities
 Fund
 ------------------------------------------------------------------------------

   (a) Adelante has not waived, reduced or otherwise agreed to reduce its compensation under this sub-advisory agreement.


ADELANTE

Adelante is wholly owned by Holdings. Michael A. Torres, who is President and a Trustee of the Trust, the portfolio manager of the Fund and CEO of Adelante, and his wife Nancy Torres, each own 50% of the interests in Holdings. Adelante's and Mr. and Mrs. Torres' address is 1995 University Ave., Suite 225, Berkeley, California 94704. Mark A. Hoopes and Mark J.
Nuti, who are employees of Adelante, serve as the Vice President and Treasurer of the Trust and Secretary of the Trust, respectively.

WHO ARE THE FUND'S ADMINISTRATOR AND UNDERWRITER?

UMB Fund Services, Inc. acts as administrator. UMB Distribution Services, LLC acts as principal underwriter and distributor. Both entities are located at 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301.

WHAT IS THE VOTING REQUIREMENT TO APPROVE THE ADVISORY AGREEMENT?

Approval of the Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund, as such term is defined in the 1940 Act. For that purpose, a vote of the holders of a "majority of the outstanding voting securities" of the Fund means (a) the vote of 67% or more of the shares of the Fund present at the Special Meeting if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy, or (b) the vote of the holders of more than 50% of the outstanding shares of the Fund, which ever is less. Votes to abstain and broker non-votes will have the same effect as votes cast against the proposal.



RECOMMENDED SHAREHOLDER ACTION

The Board of Trustees, including the Independent Trustees, unanimously recommends that shareholders vote FOR approval of the Advisory Agreement.



OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

The Board of Trustees does not know of any other matters to be considered at the Special Meeting other than those referred to above. If any other matters are properly brought before the Special Meeting, it is the intention of proxy holders to vote such proxies on such matters in accordance with their best judgment.



SHAREHOLDER PROPOSALS

The Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, at Adelante Funds, 803 West Michigan Street, Suite A, Milwaukee, WI 53233-2301.

WHETHER OR NOT YOU PLAN TO ATTEND THIS SPECIAL MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES.

__________________, 2004